                        SEMIANNUAL REPORT / JUNE 30 2001

                              AIM BASIC VALUE FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

               STILL LIFE (THE CHEST OF DRAWERS) BY PAUL CEZANNE

          A CONTEMPORARY OF THE IMPRESSIONISTS, CEZANNE CHALLENGED THE

          CONVENTIONAL IDEAS THEIR WORKS EMBODIED IN THE 19TH CENTURY.

          AS A RESULT, HIS ART WAS UNDERVALUED AND OFTEN MISUNDERSTOOD

          IN HIS LIFETIME. HOWEVER, HIS WORKS AND IDEAS INFLUENCED THE

            DEVELOPMENT OF MANY 20TH-CENTURY ARTISTS AND MOVEMENTS,

            SUCH AS CUBISM, AND SOME NOW REGARD HIM AS THE FATHER OF

        MODERN PAINTING. THIS PIECE EXHIBITS THE SIMPLICITY AND DELICATE

                   TONAL HARMONY THAT TYPIFY CEZANNE'S WORK.

                     -------------------------------------

AIM Basic Value Fund seeks long-term growth of capital. The fund seeks to achieve its objective by investing in companies whose prospects and growth potential are undervalued by investors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Value Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales charge structure and class expenses.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investments in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that, with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro- and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Value Index measures the performance of Russell 1000 companies with lower price/book ratios and lower forecasted growth values. The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM BASIC VALUE FUND

                              AIM BASIC VALUE FUND


                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                              AIM BASIC VALUE FUND

AIM BASIC VALUE FUND CONTINUES TO PERFORM STRONGLY

HOW DID AIM BASIC VALUE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2001?
For the six-month reporting period ended June 30, 2001, the fund's Class A, Class B and Class C shares returned 6.58%, 6.24% and 6.21%, respectively, at net asset value--that is, excluding sales charges. By contrast, the fund's benchmark, the Russell 1000 Value Index, returned -1.26% during the reporting period while the U.S. stock market as a whole, as represented by the S&P 500, returned -6.69%.
    Impressed with the fund's market-beating returns, investors flocked to the fund. Total net assets in the fund increased from $883.7 million on December 31, 2000 to $2.7 billion six months later.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
During the first half of 2001, investors--particularly new investors--were taught an important lesson: stock markets sometimes decline. During much of last year and during the first half of 2001, the

FUND OUTPERFORMS INDEXES
For the six months ended 6/30/01, excluding sales charges

      BAR GRAPH

FUND CLASS A SHARES 6.68%
FUND CLASS B SHARES 6.24%
FUND CLASS C SHARES 6.21%
RUSSELL 1000 VALUE INDEX -1.26%
S&P 500 -6.69%

booming stock market of the 1990s was humbled. Investors avoided large-cap growth stocks generally and technology stocks in particular. Some investors abandoned the stock market altogether, seeking safety in money market funds or bonds. While many investment classes were hurt by the downturn, equities--especially large-cap growth stocks--were hardest hit.
    The Federal Reserve Board (the Fed), after spending much of 1999 and 2000 battling the perceived threat of inflation, suddenly found itself battling the very real threat of economic recession. Moving aggressively to avert recession, the Fed lowered short-term interest rates six times during the first half of 2001. In a dramatic effort to revive a rapidly weakening economy, the Fed cut the key fed funds rate (the rate banks charge one another for overnight loans) from 6.50% to 3.75%--a reduction of 275 basis points or 2.75 percentage points.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (10/18/95)             19.77%
  5 Years                          17.33
  1 Year                           17.47

CLASS B SHARES
  Inception (10/18/95)             20.13%
  5 Years                          17.71
  1 Year                           18.52

CLASS C SHARES
  Inception (5/3/99)               17.07%
  1 Year                           22.48

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

WHY DID THE ECONOMY WEAKEN SO MUCH--AND WHY HAVEN'T LOWER INTEREST RATES PROVIDED A RAPID RECOVERY?
Beginning in June 1999, the Fed embarked on a series of interest-rate increases to slow white-hot economic growth. Unfortunately, the Fed may have succeeded more than it intended. The annual rate of economic growth, which was 5.7% in the second quarter of 2000, was a mere 0.7% in the second quarter of 2001.
    Those interest-rate hikes made it more expensive for companies to borrow and expand; also, they strengthened the U.S. dollar, depressing earnings for many U.S.-based companies doing business overseas. Higher borrowing costs and adverse currency translations hurt corporate earnings. While interest-rate-sensitive telecom companies and manufacturers were particularly hurt, leading companies in a variety of industries braced investors for earnings disappointments as the reporting period drew to a close.

GROWTH OF NET ASSETS

      BAR GRAPH

12/31/00 $883.7 MILLION
6/30/01 $2.7 BILLION

          See important fund and index disclosures inside front cover.

                              AIM BASIC VALUE FUND

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

==================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------

  1. Waste Management, Inc.             3.8%      1. Diversified Financial Services         8.5%

  2. H&R Block, Inc.                    3.7       2. Banks                                  7.6

  3. Gap, Inc. (The)                    3.2       3. Diversified Commercial Services        7.4

  4. Bank of America Corp.              3.2       4. Data Processing Services               5.2

  5. J.P. Morgan Chase & Co.            3.2       5. Systems Software                       4.4

  6. Kroger Co. (The)                   3.1       6. Property & Casualty Insurance          4.0

  7. Freddie Mac                        3.0       7. Building Products                      4.0

  8. FleetBoston Financial Corp.        2.9       8. Environmental Services                 3.8

  9. Computer Associates                2.9       9. Electric Utilities                     3.6
     International, Inc.

 10. Ceridian Corp.                     2.8      10. Computer Hardware                      3.3

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================

    But the economy rarely "turns on a dime." The Fed's six interest-rate cuts during the first half of 2001, as well as enactment of tax-reform legislation providing most taxpayers with rebates, caused the markets to rally only briefly. Indeed, while temporary rallies occurred during the reporting period, investors generally lacked conviction and markets generally lacked direction.

HOW DID YOU MANAGE THE FUND?
As always, we followed the four basic rules for our value discipline; namely we focused on individual companies--not industries or sectors; bought stocks selling at a discount to their intrinsic value; avoided relying on uncertain forecasts and "big picture" economic predictions; and maintained a strong sell discipline. As a result of this strategy, we increased our financial and industrial holdings; together those two sectors accounted for more than half of the fund's total net assets.
    The slowing economy, reduced equity trading, a cooling off of the once-hot IPO market and exposure to questionable loans hurt many financial stocks--unfairly, we believe. Financial stocks traditionally benefit in a falling interest-rate environment, as well as from the economic recovery that interest-rate cuts historically bring about. Likewise, many industrial stocks are, in our view, undervalued. An almost year-long recession in the manufacturing sector and the slowdown in the economy as a whole have caused many investors to abandon industrial stocks. But the eventual economic recovery will require capital and manufactured goods, and as a result many of the fund's holdings will likely benefit.

ARE THERE ANY STOCKS THAT PARTICULARLY HELPED FUND PERFORMANCE?
Stocks that helped fund performance during the reporting period included:

o First Data, the United States' largest processor of credit card transactions, which provides transaction reporting and billing services.
o H&R Block, the country's largest tax preparer, which serves nearly 15% of all American taxpayers.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Markets remained volatile and economic indicators remained mixed at the close of the reporting period. U.S. gross domestic product, the broadest measure of the nation's economy, continued to grow during the second quarter, but slowly. Unemployment rose to 4.5% in June, the highest level since March 1998. Consumer confidence remained firm, and in June, the two most widely followed barometers--the Conference Board's index of consumer confidence and the University of Michigan's index of consumer sentiment--hit their highest levels of 2001. While capital spending by corporations remained weak, consumer spending remained strong; sales of autos and new and existing homes were brisk, buoyed by consumer optimism and lower interest rates.
    It's hard to predict with any certainty how markets will behave in the future, especially as the present market downturn has proved to be more persistent than many had expected. Nevertheless, we are confident that in time the markets will recover, and we believe that the current downturn, like previous difficult declines, represents a significant buying opportunity for long-term investors.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
Thousands of AIM investors have taken advantage of eDelivery--an electronic delivery service which allows you to read your fund reports and prospectuses online! Once you sign up for the service, we will send you a link to your reports via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery." If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM BASIC VALUE FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, INC. o A I M Distributors, INC. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                              AIM BASIC VALUE FUND

CHOOSING A MUTUAL FUND:
LOOK FURTHER THAN PERFORMANCE

Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o   How well does the fund match my financial goals?

Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o   How well does the fund match my tolerance for risk?

Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take. Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

o   How well does the fund fit into my portfolio?

When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE

The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.
    In reality, market sectors go in and out of favor from year to year. Just because financial markets as a whole enjoy good performance doesn't mean every segment of the market does. For example, in 1999 only a few large companies accounted for many of the markets' records--more than half the stocks in the S&P 500(1) declined that year. The technology sector was clearly dominant; the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.(2) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.

                                     [PHOTO]

                              AIM BASIC VALUE FUND


As we've seen in 2000 and 2001, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation-- spreading investments over several fund types (e.g., core, growth, international and income).
    As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.
    Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
(2) Source Bloomberg

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

================================================================================
                           AMOUNT               SHARE              SHARES
MONTH                     INVESTED              PRICE             PURCHASED
--------------------------------------------------------------------------------
JANUARY                   $  200                $ 24                8.333
FEBRUARY                     200                  20               10.000
MARCH                        200                  14               14.286
APRIL                        200                  18               11.111
MAY                          200                  22                9.091
JUNE                         200                  24                8.333
6-MONTH TOTAL             $1,200                $122               61.154

Average price per share: $122 divided by 6 equals $20.33
Average cost per share: $1,200 divided by 61.154 equals $19.62

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets.
Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.
================================================================================

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                                 MARKET
                                                 SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-93.54%

ALUMINUM-1.96%

Alcoa Inc.                                       1,343,000   $   52,914,200
===========================================================================

APPAREL RETAIL-3.22%

Gap, Inc. (The)                                  3,000,300       87,008,700
===========================================================================

BANKS-7.62%

Bank of America Corp.                            1,436,799       86,251,044
---------------------------------------------------------------------------
Bank One Corp.                                   1,118,000       40,024,400
---------------------------------------------------------------------------
FleetBoston Financial Corp.                      2,013,800       79,444,410
===========================================================================
                                                                205,719,854
===========================================================================

BUILDING PRODUCTS-3.98%

American Standard Cos. Inc.(a)                     735,000       44,173,500
---------------------------------------------------------------------------
Masco Corp.                                      2,529,000       63,123,840
===========================================================================
                                                                107,297,340
===========================================================================

COMPUTER HARDWARE-3.28%

Compaq Computer Corp.                            3,419,900       52,974,251
---------------------------------------------------------------------------
Gateway, Inc.(a)                                 2,152,000       35,400,400
===========================================================================
                                                                 88,374,651
===========================================================================

CONSUMER ELECTRONICS-1.62%

Koninklijke (Royal) Philips Electronics N.V.-
  ADR (Netherlands)                              1,657,098       43,797,100
===========================================================================

CONSUMER FINANCE-2.39%

Providian Financial Corp.                        1,090,000       64,528,000
===========================================================================

DATA PROCESSING SERVICES-5.17%

Ceridian Corp.(a)                                3,920,500       75,155,985
---------------------------------------------------------------------------
Certegy Inc.(a)                                    107,000        2,996,000
---------------------------------------------------------------------------
First Data Corp.                                   954,000       61,294,500
===========================================================================
                                                                139,446,485
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-7.42%

Arbitron Inc.(a)                                   822,300       19,817,430
---------------------------------------------------------------------------
Equifax Inc.                                     1,613,800       59,194,184
---------------------------------------------------------------------------
H&R Block, Inc.                                  1,526,200       98,516,210
---------------------------------------------------------------------------
IMS Health Inc.                                    795,900       22,683,150
===========================================================================
                                                                200,210,974
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-8.53%

Citigroup Inc.                                   1,217,597       64,337,825
---------------------------------------------------------------------------
Freddie Mac                                      1,153,400       80,738,000
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          1,905,000       84,963,000
===========================================================================
                                                                230,038,825
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

ELECTRIC UTILITIES-3.57%

Edison International(a)                          2,518,500   $   28,081,275
---------------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                    1,626,400       38,724,584
---------------------------------------------------------------------------
PG&E Corp.(a)                                    2,625,000       29,400,000
===========================================================================
                                                                 96,205,859
===========================================================================

ENVIRONMENTAL SERVICES-3.80%

Waste Management, Inc.                           3,326,167      102,512,467
===========================================================================

FOOD RETAIL-3.06%

Kroger Co. (The)(a)                              3,300,400       82,510,000
===========================================================================

GENERAL MERCHANDISE STORES-1.59%

Target Corp.                                     1,243,600       43,028,560
===========================================================================

HEALTH CARE DISTRIBUTORS &
  SERVICES-1.75%

McKesson HBOC, Inc.                              1,269,900       47,138,688
===========================================================================

HEALTH CARE FACILITIES-2.24%

Health Management Associates, Inc.- Class
  A(a)                                           2,866,300       60,306,952
===========================================================================

INDUSTRIAL CONGLOMERATES-2.64%

Tyco International Ltd. (Bermuda)                1,307,000       71,231,500
===========================================================================

INDUSTRIAL GASES-1.52%

Air Products & Chemicals, Inc.                     895,800       40,982,850
===========================================================================

INDUSTRIAL MACHINERY-2.14%

Parker-Hannifin Corp.                            1,357,600       57,616,544
===========================================================================

INTEGRATED TELECOMMUNICATION
  SERVICES-0.98%

AT&T Corp.                                       1,206,400       26,540,800
===========================================================================

LEISURE PRODUCTS-2.24%

Mattel, Inc.                                     3,196,460       60,477,023
===========================================================================

LIFE & HEALTH INSURANCE-2.55%

UnumProvident Corp.                              2,139,300       68,714,316
===========================================================================

MANAGED HEALTH CARE-1.32%

UnitedHealth Group Inc.                            576,200       35,580,350
===========================================================================

OIL & GAS DRILLING-2.73%

ENSCO International Inc.                         1,043,000       24,406,200
---------------------------------------------------------------------------
Transocean Sedco Forex Inc.                      1,191,698       49,157,543
===========================================================================
                                                                 73,563,743
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.75%

Weatherford International, Inc.(a)                 986,000       47,328,000
===========================================================================

PAPER PRODUCTS-1.74%

International Paper Co.                          1,318,100       47,056,170
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

PROPERTY & CASUALTY INSURANCE-4.04%

MGIC Investment Corp.                              311,900   $   22,656,416
---------------------------------------------------------------------------
Radian Group Inc.                                1,107,396       44,794,168
---------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  505,700       41,517,970
===========================================================================
                                                                108,968,554
===========================================================================

RESTAURANTS-1.59%

Tricon Global Restaurants, Inc.(a)                 980,000       43,022,000
===========================================================================

SEMICONDUCTORS-2.13%

Altera Corp.(a)                                  1,001,000       29,029,000
---------------------------------------------------------------------------
Lattice Semiconductor Corp.(a)                   1,169,000       28,523,600
===========================================================================
                                                                 57,552,600
===========================================================================

SYSTEMS SOFTWARE-4.42%

BMC Software, Inc.(a)                            1,856,800       41,852,272
---------------------------------------------------------------------------
Computer Associates International, Inc.          2,149,900       77,396,400
===========================================================================
                                                                119,248,672
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

TELECOMMUNICATIONS EQUIPMENT-0.55%

Motorola, Inc.                                     895,000   $   14,821,200
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,301,663,624)                         2,523,742,977
===========================================================================

MONEY MARKET FUNDS-8.24%

STIC Liquid Assets Portfolio(b)                111,083,825      111,083,825
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                        111,083,825      111,083,825
===========================================================================
    Total Money Market Funds (Cost
      $222,167,650)                                             222,167,650
===========================================================================
TOTAL INVESTMENTS-101.78% (Cost
  $2,523,831,274)                                             2,745,910,627
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.78%)                           (47,977,917)
===========================================================================
NET ASSETS-100.00%                                           $2,697,932,710
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,523,831,274)*                             $2,745,910,627
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                 42,224,289
-------------------------------------------------------------
  Dividends                                         2,318,489
-------------------------------------------------------------
Collateral for securities loaned                   41,198,579
-------------------------------------------------------------
Other assets                                           98,718
=============================================================
    Total assets                                2,831,750,702
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            87,120,569
-------------------------------------------------------------
  Fund shares reacquired                            2,762,602
-------------------------------------------------------------
  Collateral upon return of securities loaned      41,198,579
-------------------------------------------------------------
Accrued distribution fees                           2,486,352
-------------------------------------------------------------
Accrued operating expenses                            249,890
=============================================================
    Total liabilities                             133,817,992
=============================================================
Net assets applicable to shares outstanding    $2,697,932,710
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $1,294,147,779
_____________________________________________________________
=============================================================
Class B                                        $  974,526,463
_____________________________________________________________
=============================================================
Class C                                        $  429,258,468
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            42,723,989
_____________________________________________________________
=============================================================
Class B                                            33,300,993
_____________________________________________________________
=============================================================
Class C                                            14,668,924
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        30.29
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $30.29 divided by
      94.50%)                                  $        32.05
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        29.26
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        29.26
_____________________________________________________________
=============================================================

* At June 30, 2001, securities with an aggregate market value of $40,767,608 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $67,047)                                      $  8,111,218
------------------------------------------------------------
Dividends from affiliated money market funds       3,187,390
------------------------------------------------------------
Security lending income                               31,870
============================================================
    Total investment income                       11,330,478
============================================================

EXPENSES:

Advisory fees                                      5,654,998
------------------------------------------------------------
Administrative services fees                          76,554
------------------------------------------------------------
Custodian fees                                        46,193
------------------------------------------------------------
Distribution fees -- Class A                       1,416,274
------------------------------------------------------------
Distribution fees -- Class B                       2,748,775
------------------------------------------------------------
Distribution fees -- Class C                       1,464,869
------------------------------------------------------------
Transfer agent fees                                  928,472
------------------------------------------------------------
Trustees' fees                                        21,815
------------------------------------------------------------
Other                                                542,487
============================================================
    Total expenses                                12,900,437
============================================================
Less: Expenses paid indirectly                       (15,020)
============================================================
    Net expenses                                  12,885,417
============================================================
Net investment income (loss)                      (1,554,939)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            4,022,644
------------------------------------------------------------
  Option contracts written                           853,261
============================================================
                                                   4,875,905
============================================================
Change in net unrealized appreciation of
  investment securities                          115,995,234
============================================================
Net gain from investment securities and
  option contracts                               120,871,139
============================================================
Net increase in net assets resulting from
  operations                                    $119,316,200
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                 JUNE 30,       DECEMBER 31,
                                                                   2001             2000
                                                              --------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (1,554,939)   $    564,039
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                      4,875,905         (36,131)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   115,995,234      83,752,016
============================================================================================
    Net increase in net assets resulting from operations         119,316,200      84,279,924
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --        (390,012)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                 --      (2,580,450)
--------------------------------------------------------------------------------------------
  Class B                                                                 --      (1,509,986)
--------------------------------------------------------------------------------------------
  Class C                                                                 --      (1,341,206)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        786,356,423     339,482,816
--------------------------------------------------------------------------------------------
  Class B                                                        692,641,662     163,990,013
--------------------------------------------------------------------------------------------
  Class C                                                        215,930,111     167,386,060
--------------------------------------------------------------------------------------------
  Advisor Class*                                                          --      (1,905,460)
============================================================================================
    Net increase in net assets                                 1,814,244,396     747,411,699
============================================================================================

NET ASSETS:

  Beginning of period                                            883,688,314     136,276,615
============================================================================================
  End of period                                               $2,697,932,710    $883,688,314
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,473,807,362    $778,879,166
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (1,453,138)        101,801
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                               3,499,133      (1,376,772)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               222,079,353     106,084,119
============================================================================================
                                                              $2,697,932,710    $883,688,314
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $76,554 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $601,674 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $1,416,274, $2,748,775 and $1,464,869, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,097,830 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $51,899 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $12,415 and reductions in custodian fees of $2,605 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $15,020.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $40,767,608 were on loan to brokers. The loans were secured by cash collateral of $41,198,579 received by the Fund and subsequently invested in affiliated money market funds as follows: $20,599,289 in STIC Liquid Assets Portfolio and $20,599,290 in STIC Prime Portfolio. For the six months ended June 30, 2001, the Fund received fees of $31,870 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $1,714,370,224 and $119,424,680, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $286,378,271
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (67,730,450)
============================================================================
Net unrealized appreciation of investment
  securities                                                    $218,647,821
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $2,527,262,806.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of period                     --      $      --
---------------------------------------------------------
Written                              4,055        961,003
---------------------------------------------------------
Closed                              (4,055)      (961,003)
=========================================================
End of period                           --      $      --
_________________________________________________________
=========================================================


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                     JUNE 30, 2001                DECEMBER 31, 2000
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              ----------    --------------    ----------    ------------
Sold:
  Class A                                                     31,247,042    $  909,483,974    14,703,803    $386,242,070
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     26,091,181       735,610,435     7,092,174     181,508,213
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      8,498,229       240,028,410     3,334,246      84,818,331
------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --                --           594          14,010
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --                --       101,545       2,760,834
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --                --        53,892       1,420,578
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --                --        42,610       1,123,201
========================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                             --                --       574,087      14,532,847
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --                --       334,747       8,236,922
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --                --     4,239,045     104,299,371
========================================================================================================================
Conversion of Advisor Class shares to Class A shares:***
  Class A                                                             --                --        84,298       1,882,374
------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       --                --       (83,070)     (1,882,374)
========================================================================================================================
Reacquired:
------------------------------------------------------------------------------------------------------------------------
  Class A                                                     (4,313,411)     (123,127,551)   (2,642,468)    (65,935,309)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,547,037)      (42,968,773)   (1,124,966)    (27,175,700)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (868,705)      (24,098,299)     (906,571)    (22,854,843)
------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --                --        (1,561)        (37,096)
========================================================================================================================
                                                              59,107,299    $1,694,928,196    25,802,405    $668,953,429
________________________________________________________________________________________________________________________
========================================================================================================================

* Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
** AIM Advisor Large Cap Value Fund ("Advisor Large Cap Value Fund") transferred all of its assets to the Fund at the open of business June 19, 2000, pursuant to an Agreement and Plan of Reorganization. The Fund assumed all of the liabilities of the Advisor Large Cap Value Fund. Shareholders of the Advisor Large Cap Value Fund were issued full and fractional shares of the applicable class of the Fund. The reorganization, which was approved by the shareholders of Advisor Large Cap Value Fund on May 31, 2000, was accomplished by an exchange of 5,147,879 shares of the Fund for the 8,552,846 shares then outstanding of the Advisor Large Cap Value Fund or its shareholders. Advisor Large Cap Value Fund's net assets, including $6,359,873 of unrealized appreciation were combined with the Fund for total net assets after the reorganization of $402,079,642.
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                     YEAR ENDED DECEMBER 31,
                                                               JUNE 30,     ---------------------------------------------------
                                                               2001(a)        2000      1999(a)     1998     1997(a)    1996(a)
                                                              ----------    --------    -------    ------    -------    -------
Net asset value, beginning of period                          $   28.41     $  23.84    $ 18.13    $17.25    $14.65     $12.76
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.01         0.06       0.05      0.04      0.09      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.87         4.74       5.75      1.16      3.87       1.94
===============================================================================================================================
    Total from investment operations                               1.88         4.80       5.80      1.20      3.96       1.93
===============================================================================================================================
Less distributions:
  Dividends from net investment income                               --        (0.03)        --        --     (0.03)        --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --        (0.20)     (0.09)    (0.32)    (1.33)     (0.04)
===============================================================================================================================
    Total distributions                                              --        (0.23)     (0.09)    (0.32)    (1.36)     (0.04)
===============================================================================================================================
Net asset value, end of period                                $   30.29     $  28.41    $ 23.84    $18.13    $17.25     $14.65
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                    6.58%       20.20%     32.04%     7.02%    27.23%     15.12%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $1,294,148     $448,668    $70,791    $9,074    $7,688     $2,529
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.23%(c)     1.32%      1.69%     1.74%     2.02%      2.00%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.23%(c)     1.32%      1.71%     2.11%     3.00%      5.51%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets        0.14%(c)     0.49%      0.23%     0.25%     0.56%     (0.10)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                               8%          56%        63%      148%       93%       256%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $816,006,409.

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                               SIX MONTHS
                                                                 ENDED                     YEAR ENDED DECEMBER 31,
                                                                JUNE 30,     ----------------------------------------------------
                                                                2001(a)        2000      1999(a)     1998      1997(a)    1996(a)
                                                               ----------    --------    -------    -------    -------    -------
Net asset value, beginning of period                            $  27.54     $  23.23    $17.79     $ 17.04    $14.54     $12.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.05)       (0.02)    (0.09)      (0.08)    (0.01)     (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            1.77         4.53      5.62        1.15      3.83       1.93
=================================================================================================================================
    Total from investment operations                                1.72         4.51      5.53        1.07      3.82       1.83
=================================================================================================================================
Less distributions from net realized gains                            --        (0.20)    (0.09)      (0.32)    (1.32)     (0.04)
=================================================================================================================================
Net asset value, end of period                                  $  29.26     $  27.54    $23.23     $ 17.79    $17.04     $14.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                     6.25%       19.47%    31.13%       6.34%    26.44%     14.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $974,526     $241,157   $55,785     $17,406   $16,717     $5,503
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.88%(c)     1.97%     2.34%       2.39%     2.67%      2.65%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.88%(c)     1.97%     2.36%       2.76%     3.65%      6.16%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.51)%(c)   (0.16)%   (0.42)%     (0.40)%   (0.09)%    (0.75)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                                8%          56%       63%        148%       93%       256%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $554,310,853.

                                                                                  CLASS C
                                                                -------------------------------------------
                                                                                               MAY 3, 1999
                                                                SIX MONTHS                     (DATE SALES
                                                                  ENDED        YEAR ENDED     COMMENCED) TO
                                                                 JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                                                 2001(a)          2000           1999(a)
                                                                ----------    ------------    -------------
Net asset value, beginning of period                             $  27.54       $  23.23        $  21.07
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)         (0.02)          (0.06)
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             1.77           4.53            2.31
===========================================================================================================
    Total from investment operations                                 1.72           4.51            2.25
===========================================================================================================
Less distributions from net realized gains                             --          (0.20)          (0.09)
===========================================================================================================
Net asset value, end of period                                   $  29.26       $  27.54        $  23.23
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                      6.21%         19.47%          10.72%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $429,258       $193,863        $  7,669
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.88%(c)       1.97%           2.34%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.88%(c)       1.97%           2.36%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets         (0.51)%(c)     (0.16)%         (0.42)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                                 8%            56%             63%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $295,401,773.
(d)  Annualized.

BOARD OF TRUSTEES                                    OFFICERS                              OFFICE OF THE FUND

Robert H. Graham                                     Robert H. Graham                      11 Greenway Plaza
Chairman, President and Chief                        Chairman and President                Suite 100
Executive Officer                                                                          Houston, TX 77046
A I M Management Group Inc.                          Dana R. Sutton
                                                     Vice President and Treasurer          INVESTMENT MANAGER
Frank S. Bayley
Partner, law firm of                                 Melville B. Cox                       A I M Advisors, Inc.
Baker & McKenzie                                     Vice President                        11 Greenway Plaza
                                                                                           Suite 100
Bruce L. Crockett*                                   Gary T. Crum                          Houston, TX 77046
Director                                             Vice President
ACE Limited;                                                                               TRANSFER AGENT
Formerly Director, President, and                    Carol F. Relihan
Chief Executive Officer                              Vice President and Secretary          A I M Fund Services, Inc.
COMSAT Corporation                                                                         P.O. Box 4739
                                                     Mary J. Benson                        Houston, TX 77210-4739
Owen Daly II*                                        Assistant Vice President and
Formerly Director                                    Assistant Treasurer                   CUSTODIAN
Cortland Trust, Inc.
                                                     Sheri Morris                          State Street Bank and Trust Company
Albert R. Dowden*                                    Assistant Vice President and          225 Franklin Street
Chairman, Cortland Trust, Inc.                       Assistant Treasurer                   Boston, MA 02110
and DHJ Media, Inc.; and
Director, Magellan Insurance Company                                                       COUNSEL TO THE FUND

Edward K. Dunn, Jr.*                                                                       Ballard Spahr
Formerly, Chairman, Mercantile Mortgage Corp.;                                             Andrews & Ingersoll, LLP
Vice Chairman, President                                                                   1735 Market Street
and Chief Operating Officer                                                                Philadelphia, PA 19103
Mercantile-Safe Deposit & Trust Co.;
and President, Mercantile Bankshares                                                       COUNSEL TO THE TRUSTEES

Jack M. Fields*                                                                            Kramer, Levin, Naftalis & Frankel LLP
Chief Executive Officer,                                                                   919 Third Avenue
Twenty First Century Group, Inc.;                                                          New York, NY 10022
Formerly Member of the U.S. House
of Representatives                                                                         DISTRIBUTOR

Carl Frischling*                                                                           A I M Distributors, Inc.
Partner                                                                                    11 Greenway Plaza
Kramer, Levin, Naftalis & Frankel LLP                                                      Suite 100
                                                                                           Houston, TX 77046
Prema Mathai-Davis*
Member, Visiting Committee, Harvard
University Graduate School of
Education, New School University.
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock*
Partner, Pennock & Cooper (law firm)

Ruth H. Quigley
Private Investor

Louis S. Sklar*
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

* Elected as of August 17, 2001.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS



    DOMESTIC EQUITY FUNDS                      INTERNATIONAL/GLOBAL EQUITY FUNDS      A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
    MORE AGGRESSIVE                                     MORE AGGRESSIVE               1976 and managed approximately $171 billion
                                                                                      in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)                   AIM Latin American Growth(7)         including individual investors, corporate
AIM Mid Cap Opportunities(1)                     AIM Developing Markets               clients and financial institutions, as of
AIM Large Cap Opportunities(2)                   AIM European Small Company           June 30, 2001.
AIM Emerging Growth                              AIM Asian Growth                         The AIM Family of Funds--Registered
AIM Small Cap Growth                             AIM Japan Growth(8)                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                            AIM International Emerging Growth    AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                               AIM European Development             complex in the United States in assets under
AIM Small Cap Equity                             AIM Euroland Growth                  management, according to Strategic Insight,
AIM Capital Development                          AIM Global Aggressive Growth         an independent mutual fund monitor.
AIM Constellation                                AIM International Equity                 AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends                      AIM International Value(4)           of the world's largest independent financial
AIM Select Equity(3)                             AIM Worldwide Spectrum               services companies with $408 billion in
AIM Large Cap Growth                             AIM Global Trends                    assets under management as of June 30, 2001.
AIM Weingarten                                   AIM Global Growth
AIM Mid Cap Equity
AIM Value II
AIM Charter
AIM Value                                              MORE CONSERVATIVE
AIM Blue Chip
AIM Basic Value                                       SECTOR EQUITY FUNDS
AIM Large Cap Basic Value
AIM Balanced                                           MORE AGGRESSIVE
AIM Advisor Flex(6)
                                                 AIM New Technology
    MORE CONSERVATIVE                            AIM Global Telecommunications and Technology
                                                 AIM Global Infrastructure
                                                 AIM Global Resources
                                                 AIM Global Financial Services
                                                 AIM Global Health Care
                                                 AIM Global Consumer Products and Services(7)
                                                 AIM Real Estate(5)
                                                 AIM Global Utilities

                                                        MORE CONSERVATIVE

                                     FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                       TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                                     MORE AGGRESSIVE

AIM Strategic Income                             AIM High Income Municipal
AIM High Yield II                                AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                                   AIM Municipal Bond
AIM Income                                       AIM Tax-Free Intermediate
AIM Global Income                                AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                             MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                      BVA-SAR-1
A I M Distributors, Inc.